Deconsolidation	12 Months Ended
Dec. 31, 2023
Deconsolidation
Deconsolidation

Note 5 — Deconsolidation

Disposal of Pengcheng Keyi

On July 1, 2022, Viwotong Tech entered into an equity transfer agreement to transfer 99.0% and 1.0% of the issued share capital of Pengcheng Keyi to two unrelated individuals at RMB 1.0 and RMB 0.1, respectively. The disposal resulted in a gain from disposal of RMB 65,587 (USD 9,417).

Disposal of Bimai

On January 1, 2023, Viwotong Tech entered into an equity transfer agreement to transfer 100% of the issued share capital of Bimai to one unrelated individual at RMB 0. The disposal resulted in a gain from disposal of approximately RMB 1.1 million (USD 0.2 million).

Disposal of Fe-da Electronics and its subsidiaries

On April 6, 2023, the Company’s board approved the equity transfer agreement between VIYI and LIM TZEA, to transfer 100% equity interest of Fe-da Electronics Co., Ltd and its subsidiaries Wisdom Lab Inc., EXCEL Technology Co., Ltd. and recognized RMB 17,801,786 (USD 2,526,259) of loss from the transfer. Since the disposal did not represent any strategic change of the Company’s operation, the disposal was not presented as discontinued operations.

Net assets of the entities disposed and gain on disposal was as follows:

	RMB	USD
Total current assets	3,583,579	505,962
Total other assets	115,270	16,275
Total assets	3,698,849	522,237
Total liabilities	301,464	42,563
Total net assets	3,397,385	479,674
Total consideration	-	-
Total loss on disposal	17,801,786	2,526,259